                                                                       EXHIBIT 5

                                POWER OF ATTORNEY

     I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Scott Eston, Susan Randall Harbert and David Bohan, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

     Witness my hand and common seal on the date set forth below.

          (Seal)

Signature                                Title         Date
---------                               -------   --------------


/S/ Jay O. Light                        Trustee   April 11, 2005
-------------------------------------
Jay O. Light

                                POWER OF ATTORNEY

     I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Scott Eston, Susan Randall Harbert and David Bohan, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

     Witness my hand and common seal on the date set forth below.

          (Seal)

Signature                                Title         Date
---------                                -----         ----


/S/ Donald W. Glazer                    Trustee   April 11, 2005
-------------------------------------
Donald W. Glazer

                                POWER OF ATTORNEY

     I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Scott Eston, Susan Randall Harbert and David Bohan, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

     Witness my hand and common seal on the date set forth below.

          (Seal)

Signature                                Title         Date
---------                                -----         ----


/S/ W. Nicholas Thorndike               Trustee   April 20, 2005
-------------------------------------
W. Nicholas Thorndike

                                POWER OF ATTORNEY

     I, the undersigned officer of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Susan Randall Harbert and David Bohan, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

     Witness my hand and common seal on the date set forth below.

          (Seal)

Signature                                      Title                     Date
---------                                      -----                     ----


/S/ Scott E. Eston                 President; Chief Executive     April 14, 2005
--------------------------------   Officer; Principal Executive
Scott E. Eston                     Officer

                                POWER OF ATTORNEY

     I, the undersigned officer of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Scott Eston and David Bohan, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

     Witness my hand and common seal on the date set forth below.

          (Seal)

Signature                                     Title                    Date
---------                                     -----                    ----


/S/ Susan Randall Harbert        Chief Financial Officer and      April 11, 2005
------------------------------   Treasurer; Principal Financial
Susan Randall Harbert            and Accounting Officer